UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2015

LODE-STAR MINING INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53676	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13529 Skinner Road, Suite N
Cypress, TX  77429-1775

(Address of principal executive offices)

Registrant's telephone number, including area code:     (832) 371-6531

666 Burrard Street, Suite 600, Vancouver BC V6C 3P6

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Form 8-K is being filed to announce that Lode-Star Mining Inc. (the “Company”) has moved its principal office to 13529 Skinner Road, Suite N, Cypress, Texas  77429-1775.  The Vancouver office, located at 666 Burrard Street, Suite 600, Vancouver BC V6C 3P6, will remain as a branch office.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2015

Lode-Star Mining Inc.

By:	/s/ Mark Walmesley
Mark Walmesley
President, Chief Executive Officer, Chief Financial Officer, Treasurer, Director